Exhibit 99.2

Franklin Street Properties Corp. Supplemental Operating & Financial Data 401 Edgewater Place ~Wakefield, MA 01880 781.557.1300.~ www.fspreit.com

Third Quarter 2026 Table of Contents

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	Page		Page

Company Information	3	Tenant Analysis and Leasing Activity
		Tenants by Industry	16
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	17-18
Financial Highlights	4	Leasing Activity	19
Income Statements	5	Lease Expirations by Square Feet	20
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	21
Cash Flow Statements	7	Capital Expenditures	22
Property Net Operating Income (NOI)	8

Reconciliation		Disposition Activity	23
FFO & AFFO	9
EBITDA	10	Net Asset Value Components	24
Property NOI	11
		Appendix: Non-GAAP Financial Measures Definitions
Debt Summary	12	FFO	25
		EBITDA and NOI	26
Capital Analysis	13	AFFO	27

Owned and Consolidated Portfolio Overview	14-15

All financial information contained in this supplemental information package is unaudited.  In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws.  Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include adverse changes in general economic or local market conditions, including as a result of the long-term effects of the COVID-19 pandemic, wars, terrorist attacks or other acts of violence, which may negatively affect the markets in which we and our tenants operate,  impacts of changes in tariffs that the United States and other countries have announced or implemented, as well as any additional new tariffs, trade restrictions or export regulations that may be implemented or reversed in the future, inflation rates, interest rates, disruptions in the debt markets, economic conditions in the markets in which we own properties, risks of a lessening of demand for the types of real estate owned by us, adverse changes in energy prices, which if sustained, could negatively impact occupancy and rental rates in the markets in which we own properties, including energy-influenced markets such as Dallas, Denver and Houston, expectations for future potential property dispositions, expectations for future potential leasing activity, changes in government regulations and regulatory uncertainty, uncertainty about governmental fiscal policy, geopolitical events and expenditures that cannot be anticipated, such as utility rate and usage increases, delays in construction schedules, unanticipated increases in construction costs, unanticipated repairs, increases in the level of general and administrative costs as a percentage of revenues as revenues decrease as a result of property dispositions, additional staffing, insurance increases and real estate tax valuation reassessments.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

			Liberty Plaza, Addison, TX

September 30, 2026| Page 2

Company Information

Overview		Snapshot (as of September 30, 2026)

Franklin Street Properties Corp., based in Wakefield, Massachusetts, is focused on infill and central business district (CBD) office properties in the U.S. Southwest and Mountain West, as well as select opportunistic markets.  FSP is focused on long-term growth and appreciation.  FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

		Corporate Headquarters	Wakefield, MA
		Fiscal Year-End	31-Dec
		Owned Properties	13
		Total Square Feet	4.6 Million
		Trading Symbol	FSP
		Exchange	NYSE American
		Common Shares Outstanding	104,011,708

Our Business		Total Market Capitalization	$0.3 Billion (1)
As of September 30, 2026, the Company owned a portfolio of real estate consisting of 13 owned properties. The Company may pursue the sale of its properties in order to take advantage of the value creation and demand for its properties, for geographic, property specific reasons or for other general corporate purposes.		Insider Holdings	5.49%

Management Team

George J. Carter	Jeffrey B. Carter
Chief Executive Officer and	President and Chief Investment
Chairman of the Board	Officer

John G. Demeritt	Scott H. Carter
Executive Vice President, Chief	Executive Vice President, General
Financial Officer and Treasurer	Counsel and Secretary

John F. Donahue	Eriel Anchondo
Executive Vice President	Executive Vice President and Chief Operating Officer	1001 17th Street, Denver, CO

Inquiries
Inquiries should be directed to: Georgia Touma
877.686.9496 or InvestorRelations@fspreit.com (1) Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding.

September 30, 2026| Page 3

Summary of Financial Highlights

(in thousands except per share amounts, SF & number of properties)
	30-Sep-26	30-Jun-26	31-Mar-26	31-Dec-25	30-Sep-25
Income Items:
Rental revenue	$24,934	$26,355	$26,225	$26,040	$27,300
Total revenue	24,934	26,355	26,225	26,040	27,300
Net loss	(9,103)	(16,605)	(9,527)	(7,323)	(8,326)
Adjusted EBITDA*	10,285	9,554	9,186	9,680	8,582
FFO*	1,435	1,566	1,151	3,441	2,323
AFFO*	(878)	1,393	(1,602)	79	(3,181)

Per Share Data:
Loss per share	$(0.09)	$(0.16)	$(0.09)	$(0.07)	$(0.08)
FFO*	$0.01	$0.02	$0.01	$0.03	$0.02
AFFO*	$(0.01)	$0.01	$(0.02)	$0.00	$(0.03)
Weighted Average Shares (diluted)	104,012	103,810	103,690	103,690	103,690
Closing share price	$0.38	$0.52	$0.66	$0.95	$1.60
Dividend declared	$—	$—	$0.01	$0.01	$0.01

Balance Sheet Items:
Real estate, net	$754,279	$758,039	$788,571	$793,722	$799,622
Other assets, net	99,175	106,815	93,215	99,162	101,410
Total assets, net	853,454	864,854	881,786	892,884	901,032
Total liabilities, net	282,569	284,866	285,373	285,907	285,695
Stockholders' equity	570,885	579,988	596,413	606,977	615,337

Market Capitalization and Debt:
Total Market Capitalization (a)	$306,376	$329,086	$343,436	$347,423	$414,822
Total debt outstanding (excluding unamortized financing costs)	$266,852	$275,000	$275,000	$248,917	$248,917
Debt to Total Market Capitalization	87.1%	83.6%	80.1%	71.6%	60.0%
Net Debt to Adjusted EBITDA ratio*	5.6	6.6	6.8	5.6	6.3

Owned Properties Leasing Statistics:
Owned properties assets	13	14	14	14	14
Owned properties total SF	4,613,251	4,809,487	4,809,487	4,807,663	4,807,663
Owned properties % leased	66.2%	67.4%	68.4%	68.9%	68.9%

(a)	Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding on that date.

*	See pages 9 & 10 for reconciliations of net loss to FFO, AFFO and Adjusted EBITDA, respectively, and the Appendix for Non-GAAP Financial Measures Definitions beginning on page 25.

September 30, 2026| Page 4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

				For the Nine					For the
	For the Three Months Ended			Months Ended	For the Three Months Ended				Year Ended
	31-Mar-26	30-Jun-26	30-Sep-26	30-Sep-26	31-Mar-25	30-Jun-25	30-Sep-25	31-Dec-25	31-Dec-25

Revenue:
Rental	$26,225	$26,355	$24,934	$77,514	$27,107	$26,715	$27,300	$26,040	$107,162
Total revenue	26,225	26,355	24,934	77,514	27,107	26,715	27,300	26,040	107,162

Expenses:
Real estate operating expenses	10,290	10,006	10,600	30,896	10,095	10,701	10,671	10,573	42,040
Real estate taxes and insurance	4,243	4,550	2,133	10,926	5,369	4,191	5,262	3,389	18,211
Depreciation and amortization	10,580	10,432	10,500	31,512	10,824	10,626	10,550	10,609	42,609
General and administrative	2,669	2,401	2,160	7,230	3,484	3,281	3,034	2,628	12,427
Interest	6,812	7,987	7,819	22,618	5,691	6,339	6,348	6,340	24,718
Total expenses	34,594	35,376	33,212	103,182	35,463	35,138	35,865	33,539	140,005

Loss on extinguishment of debt	(1,267)	—	(1,015)	(2,282)	(2)	(3)	(7)	—	(12)
Gain (loss) on sale of properties and impairment of assets held for sale, net	—	(7,691)	3	(7,688)	(13,284)	384	—	(2)	(12,902)
Interest income	163	157	244	564	259	248	249	230	986
Loss before taxes	(9,473)	(16,555)	(9,046)	(35,074)	(21,383)	(7,794)	(8,323)	(7,271)	(44,771)
Tax expense	54	50	57	161	52	82	3	52	189

Net loss	$(9,527)	$(16,605)	$(9,103)	$(35,235)	$(21,435)	$(7,876)	$(8,326)	$(7,323)	$(44,960)

Weighted average number of shares outstanding, basic and diluted	103,690	103,810	104,012	103,839	103,567	103,610	103,690	103,690	103,640

Net loss per share, basic and diluted	$(0.09)	$(0.16)	$(0.09)	$(0.34)	$(0.21)	$(0.08)	$(0.08)	$(0.07)	$(0.43)

September 30, 2026| Page 5

$ in thousands, except per share amounts)
Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	September 30,	March 31,	June 30,	September 30,	December 31,
	2026	2026	2026	2025	2025	2025	2025
Assets:
Real estate assets:
Land	$98,882	$95,782	$95,783	$98,882	$98,883	$98,883	$98,883
Buildings and improvements	1,094,771	1,053,670	1,056,178	1,083,971	1,085,048	1,088,981	1,091,728
Fixtures and equipment	11,562	11,220	11,255	11,289	11,399	11,355	11,572
	1,205,215	1,160,672	1,163,216	1,194,142	1,195,330	1,199,219	1,202,183
Less accumulated depreciation	416,644	402,633	408,937	383,815	391,918	399,597	408,461
Real estate assets, net	788,571	758,039	754,279	810,327	803,412	799,622	793,722
Acquired real estate leases, net	2,080	1,670	1,263	3,737	3,309	2,899	2,490
Assets held for sale	—	17,987	—	5,685	—	—	—
Cash, cash equivalents and restricted cash	23,753	22,459	34,851	31,559	30,518	31,575	30,571
Tenant rent receivables, net	1,345	1,436	1,493	1,462	1,568	1,380	471
Straight-line rent receivable, net	38,670	37,411	36,330	37,724	37,839	38,857	38,744
Prepaid expenses and other assets	4,322	4,445	4,096	3,429	3,583	3,889	4,080
Office computers and furniture, net of accumulated depreciation	124	132	119	62	55	48	136
Deferred leasing commissions, net	22,921	21,275	21,023	22,381	22,959	22,762	22,670
Total assets	$881,786	$864,854	$853,454	$916,366	$903,243	$901,032	$892,884

Liabilities and Stockholders’ Equity:
Liabilities:
Initial Term Loan payable, net of unamortized financing costs and OID	$251,527	$253,136	$247,298	$—	$—	$—	$—
Term loan payable, net of unamortized financing costs	—	—	—	124,861	125,124	125,114	125,555
Series A & Series B Senior Notes	—	—	—	122,595	122,656	122,449	122,686
Accounts payable and accrued expenses	26,391	24,220	28,097	27,510	22,010	28,785	28,724
Accrued compensation	234	349	247	1,205	1,911	2,635	2,394
Tenant security deposits	6,186	6,207	6,056	6,156	6,289	6,258	6,198
Lease liability	1,002	923	842	612	515	417	316
Acquired unfavorable real estate leases, net	33	31	29	41	38	37	34
Total liabilities	285,373	284,866	282,569	282,980	278,543	285,695	285,907

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—	—	—
Common stock	10	10	10	10	10	10	10
Additional paid-in capital	1,335,586	1,335,766	1,335,766	1,335,361	1,335,586	1,335,586	1,335,586
Accumulated distributions in excess of accumulated earnings	(739,183)	(755,788)	(764,891)	(701,985)	(710,896)	(720,259)	(728,619)
Total stockholders’ equity	596,413	579,988	570,885	633,386	624,700	615,337	606,977
Total liabilities and stockholders’ equity	$881,786	$864,854	$853,454	$916,366	$903,243	$901,032	$892,884

September 30, 2026| Page 6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Nine Months Ended September 30,
	2026	2025
Cash flows from operating activities:
Net loss	$(35,235)	$(37,637)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization expense	35,930	34,045
Amortization of above and below market leases	(1)	—
Shares issued as compensation	180	225
Loss on extinguishment of debt	2,282	12
Loss on sale of properties and impairment of assets held for sale, net	7,688	12,900
Changes in operating assets and liabilities:
Tenant rent receivables	(1,022)	(97)
Straight-line rents	2,036	(41)
Lease acquisition costs	(275)	(1,096)
Prepaid expenses and other assets	501	(498)
Accounts payable and accrued expenses	(2,621)	(4,274)
Accrued compensation	(2,147)	(462)
Tenant security deposits	(142)	21
Payment of deferred leasing commissions	(2,453)	(3,176)
Net cash provided by (used in) operating activities	4,721	(78)

Cash flows from investing activities:
Property improvements, fixtures and equipment	(9,755)	(12,608)
Proceeds received from sales of properties	17,993	6,100
Net cash provided by (used in) investing activities	8,238	(6,508)

Cash flows from financing activities:
Distributions to stockholders	(1,037)	(3,108)
Cost of extinguished debt	(1,388)	—
Proceeds received from Initial Term Loan	258,500	—
Repayments of Initial Term Loans	(8,148)	—
Repayments of term loans payable	(125,995)	(716)
Repayments of Series A&B Senior Notes	(122,922)	(698)
Deferred financing costs	(7,689)	—
Net cash used in financing activities	(8,679)	(4,522)
Net increase (decrease) in cash, cash equivalents and restricted cash	4,280	(11,108)
Cash, cash equivalents and restricted cash, beginning of period	30,571	42,683
Cash, cash equivalents and restricted cash, end of period	$34,851	$31,575

September 30, 2026| Page 7

(in thousands)
Property Net Operating Income (NOI)* with Same Store Comparison (in thousands)

	Rentable
	Square Feet	Three Months Ended			Nine Months Ended	Three Months Ended			Nine Months Ended		%
(in thousands)	or RSF	31-Mar-26	30-Jun-26	30-Sep-26	30-Sep-26	31-Mar-25	30-Jun-25	30-Sep-25	30-Sep-25	Inc (Dec)	Change
Region
MidWest	758	$1,373	$1,466	$1,228	$4,067	$1,356	$1,758	$1,489	$4,603	$(536)	(11.6)%
South	1,908	4,692	4,479	4,155	13,326	4,331	4,393	4,144	12,868	458	3.6%
West	1,947	4,911	4,966	6,508	16,385	5,389	5,045	5,003	15,437	948	6.1%
Property NOI* from Owned Properties	4,613	10,976	10,911	11,891	33,778	11,076	11,196	10,636	32,908	870	2.6%
Disposition and Acquisition Properties (a)	-	475	641	57	1,173	267	363	456	1,086	87	0.2%
Property NOI*	4,613	$11,451	$11,552	$11,948	$34,951	$11,343	$11,559	$11,092	$33,994	$957	2.8%

Same Store		$10,976	$10,911	$11,891	$33,778	$11,076	$11,196	$10,636	$32,908	$870	2.6%

Less Nonrecurring
Items in NOI* (b)		52	347	860	1,259	55	52	52	159	1,100	(3.3)%

Comparative
Same Store		$10,924	$10,564	$11,031	$32,519	$11,021	$11,144	$10,584	$32,749	$(230)	(0.7)%

(a)	We define Disposition and Acquisition Properties as properties that were sold or acquired or consolidated and do not have operating activity for all periods presented.
(b)	Nonrecurring items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 25.

September 30, 2026| Page 8

FFO* & AFFO* Reconciliation (in thousands, except per share amounts)

				Nine Months					Year
	Three Months Ended			Ended	Three Months Ended				Ended
	31-Mar-26	30-Jun-26	30-Sep-26	30-Sep-26	31-Mar-25	30-Jun-25	30-Sep-25	31-Dec-25	31-Dec-25

Net loss	$(9,527)	$(16,605)	$(9,103)	$(35,235)	$(21,435)	$(7,876)	$(8,326)	$(7,323)	$(44,960)
Loss (gain) on sale of properties and impairment of assets held for sale, net	—	7,691	(3)	7,688	13,284	(384)	—	2	12,902
Amortization of favorable leases	—	(1)	—	(1)	—	—	—	—	—
Depreciation & amortization	10,580	10,432	10,500	31,512	10,824	10,626	10,550	10,609	42,609
NAREIT FFO*	1,053	1,517	1,394	3,964	2,673	2,366	2,224	3,288	10,551
Lease Acquisition costs	98	49	41	188	54	150	99	153	456
Funds From Operations (FFO)*	$1,151	$1,566	$1,435	$4,152	$2,727	$2,516	$2,323	$3,441	$11,007

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	$1,151	$1,566	$1,435	$4,152	$2,727	$2,516	$2,323	$3,441	$11,007
Loss on extinguishment of debt	1,267	—	1,015	2,282	2	3	7	—	12
Amortization of deferred financing costs and OID	1,020	1,732	1,666	4,418	685	683	677	677	2,722
Shares issued as compensation	—	180	—	180	—	225	—	—	225
Straight-line rent	221	730	1,085	2,036	70	(74)	(37)	188	147
Tenant improvements	(3,386)	(1,838)	(4,115)	(9,339)	(2,374)	(1,415)	(4,469)	(2,023)	(10,281)
Leasing commissions	(1,386)	(248)	(819)	(2,453)	(545)	(1,702)	(929)	(1,050)	(4,226)
Non-investment capex	(489)	(729)	(1,145)	(2,363)	(1,258)	(750)	(753)	(1,154)	(3,915)
Adjusted Funds From Operations (AFFO)*	$(1,602)	$1,393	$(878)	$(1,087)	$(693)	$(514)	$(3,181)	$79	$(4,309)

Per Share Data:
Loss per share	$(0.09)	$(0.16)	$(0.09)	$(0.34)	$(0.21)	$(0.08)	$(0.08)	$(0.07)	$(0.43)
FFO*	0.01	0.02	0.01	0.04	0.03	0.02	0.02	0.03	0.11
AFFO*	(0.02)	0.01	(0.01)	(0.01)	(0.01)	(0.00)	(0.03)	0.00	(0.04)

Weighted Average Shares (basic and diluted)	103,690	103,810	104,012	103,839	103,567	103,610	103,690	103,690	103,640

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 25.

September 30, 2026| Page 9

EBITDA* & Adjusted EBITDA* Reconciliation (in thousands, except ratio amounts)

				Nine Months					Year
	Three Months Ended			Ended	Three Months Ended				Ended
	31-Mar-26	30-Jun-26	30-Sep-26	30-Sep-26	31-Mar-25	30-Jun-25	30-Sep-25	31-Dec-25	31-Dec-25

Net loss	$(9,527)	$(16,605)	$(9,103)	$(35,235)	$(21,435)	$(7,876)	$(8,326)	$(7,323)	$(44,960)
Interest expense	6,812	7,987	7,819	22,618	5,691	6,339	6,348	6,340	24,718
Amortization of favorable leases	—	(1)		(1)	—	—	—	—	—
Depreciation and amortization	10,580	10,432	10,500	31,512	10,824	10,626	10,550	10,609	42,609
Income taxes	54	50	57	161	52	82	3	52	189
EBITDA*	$7,919	$1,863	9,273	$19,055	$(4,868)	$9,171	$8,575	$9,678	$22,556
Loss on extinguishment of debt	1,267	—	1,015	2,282	2	3	7	—	12
Loss (gain) on sale of properties and impairment of assets held for sale, net	—	7,691	(3)	7,688	13,284	(384)	—	2	12,902
Adjusted EBITDA*	$9,186	$9,554	$10,285	$29,025	$8,418	$8,790	$8,582	$9,680	$35,470

Interest expense	$6,812	$7,987	$7,819	$22,618	$5,691	$6,339	$6,348	$6,340	$24,718
Scheduled principal payments	—	—	—	—	—	—	—	—	—
Interest and scheduled principal payments	$6,812	$7,987	$7,819	$22,618	$5,691	$6,339	$6,348	$6,340	$24,718

Interest coverage ratio	1.35	1.20	1.32	1.28	1.48	1.39	1.35	1.53	1.43

Debt service coverage ratio	1.35	1.20	1.32	1.28	1.48	1.39	1.35	1.53	1.43

Debt excluding unamortized financing costs	$275,000	$275,000	$266,852		$250,179	$249,818	$248,917	$248,917
Cash, cash equivalents and restricted cash	23,753	22,459	34,851		31,559	30,518	31,575	30,571
Net Debt (Debt less Cash, cash equivalents and restricted cash)	$251,247	$252,541	$232,001		$218,620	$219,300	$217,342	$218,346

Adjusted EBITDA*	$9,186	$9,554	$10,285		$8,418	$8,790	$8,582	$9,680
Annualized	$36,744	$38,216	$41,140		$33,672	$35,160	$34,328	$38,720

Net Debt-to-Adjusted EBITDA ratio*	6.8	6.6	5.6		6.5	6.2	6.3	5.6

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 25.

September 30, 2026| Page 10

Reconciliation of Net Income (Loss) to Property NOI* (in thousands)

				Nine Months				Nine Months
	Three Months Ended			Ended	Three Months Ended			Ended
	31-Mar-26	30-Jun-26	30-Sep-26	30-Sep-26	31-Mar-25	30-Jun-25	30-Sep-25	30-Sep-25
Net loss	$(9,527)	$(16,605)	$(9,103)	$(35,235)	$(21,435)	$(7,876)	$(8,326)	$(37,637)
Add (deduct):
Loss on extinguishment of debt	1,267	—	1,015	2,282	2	3	7	12
Loss (gain) on sale of properties and impairment of assets held for sale, net	—	7,691	(3)	7,688	13,284	(384)	—	12,900
Management fee income	(375)	(311)	(341)	(1,027)	(380)	(334)	(345)	(1,059)
Depreciation and amortization	10,580	10,432	10,500	31,512	10,824	10,626	10,550	32,000
Amortization of above/below market leases	—	(1)	—	(1)	—	—	—	—
General and administrative	2,669	2,401	2,160	7,230	3,484	3,281	3,034	9,799
Interest expense	6,812	7,987	7,819	22,618	5,691	6,339	6,348	18,378
Interest income	(163)	(157)	(244)	(564)	(259)	(248)	(249)	(756)
Non-property specific items, net	188	115	145	448	132	152	73	357
Property NOI*	$11,451	$11,552	$11,948	$34,951	$11,343	$11,559	$11,092	$33,994

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 25.

September 30, 2026| Page 11

Debt Summary (in thousands)

	Outstanding	Interest
	Balance at:	Rate at
	30-Sep-26	30-Sep-26

Initial Term Loans	$266,852	9.00%
Delayed Draw Term Loans	—	9.00%
	$266,852	9.00%

●	The table above is a summary of our debt as of September 30, 2026.
●	On February 26, 2026, we entered into a Credit Agreement with Alter Domus (US) LLC, as administrative agent, and an affiliate of TPG Credit. The Credit Agreement provides for a secured credit facility for aggregate principal commitments of up to $320 million, consisting of (i) initial term loans in an aggregate principal amount of $275 million, and (ii) delayed draw term loans available upon the approval of the lenders after the closing date in an aggregate principal amount of up to $45 million. The delayed draw term loans may be used, subject to certain conditions, to fund tenant improvements, leasing commissions, building improvements and other uses approved by the lenders. We used the proceeds of the initial term loans on the closing date to refinance and retire all outstanding indebtedness under the BMO Term Loan, BofA Term Loan and the Senior Notes (as such terms are defined in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2026).
●	On July 8, 2026, we sold a property in Greenwood, Colorado and repaid approximately $8.1 million principal amount of our Initial Term Loan.
●	Additional information on our current and prior debt can be found in our Annual Report on Form 10-K for the year ended December 31, 2025, as updated in our Quarterly Reports on Form 10-Q.

September 30, 2026| Page 12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-26	30-Jun-26	30-Sep-26	31-Mar-25	30-Jun-25	30-Sep-25	31-Dec-25
Market Data:
Shares Outstanding	103,690	104,012	104,012	103,567	103,690	103,690	103,690
Closing market price per share	$0.66	$0.52	$0.38	$1.78	$1.64	$1.60	$0.95
Market capitalization	$68,436	$54,086	$39,524	$184,349	$170,052	$165,905	$98,506
Total debt outstanding excluding unamortized financing costs	275,000	275,000	266,852	250,179	249,818	248,917	248,917
Total Market Capitalization	$343,436	$329,086	$306,376	$434,528	$419,870	$414,822	$347,423

Dividend Data:
Total dividends declared for the quarter	$1,037	$—	$—	$1,036	$1,035	$1,037	$1,037
Common dividend declared per share	$0.01	$—	$—	$0.01	$0.01	$0.01	$0.01
Declared dividend as a % of Net income (loss) per share	(11)%	—	—	(5)%	(13)%	(12)%	(14)%
Declared dividend as a % of AFFO* per share	(65)%	—	—	(149)%	(202)%	(33)%	1313%

*See page 9 for a reconciliation of net loss to AFFO and the Appendix for Non-GAAP Financial Measures Definitions beginning on page 25.

September 30, 2026| Page 13

Owned & Consolidated Portfolio Overview

	As of the Quarter Ended
	30-Sep-26	30-Jun-26	31-Mar-26	31-Dec-25	30-Sep-25
Total Owned Properties:
Number of properties (a)	13	14	14	14	14
Square feet	4,613,251	4,809,487	4,809,487	4,807,663	4,807,663
Leased percentage	66.2%	67.4%	68.4%	68.9%	68.9%

(a)	Includes property classified as an asset held for sale as of June 30, 2026, which was sold on July 8, 2026.

September 30, 2026| Page 14

Owned Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

South Region							Midwest Region
Dallas-Fort Worth							Minneapolis
Legacy Tennyson Center	Plano	TX	209,562	60.9%	60.9%	$32.54	121 South 8th Street	Minneapolis	MN	297,744	77.4%	73.8%	$24.58
Addison Circle	Addison	TX	289,333	61.8%	63.5%	36.14	801 Marquette Ave	Minneapolis	MN	129,691	91.8%	91.8%	27.16
Liberty Plaza	Addison	TX	217,841	64.3%	65.2%	26.30	Plaza Seven	Minneapolis	MN	330,096	43.0%	46.6%	32.05
							Midwest Region Total			757,531	64.9%	65.0%	$27.53

Houston							West Region
Park Ten	Houston	TX	157,609	86.8%	85.5%	27.60	Denver
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	28.10	1999 Broadway	Denver	CO	682,639	47.1%	47.9%	$33.56
Park Ten Phase II	Houston	TX	156,746	78.3%	76.3%	29.43	1001 17th Street	Denver	CO	652,423	73.1%	71.8%	32.52
Westchase I & II	Houston	TX	629,025	65.5%	61.3%	25.99	600 17th Street	Denver	CO	612,143	65.0%	66.8%	33.98
							West Region Total			1,947,205	61.4%	61.8%	$33.30

South Region Total			1,908,515	71.6%	70.3%	$28.90	Total Owned Properties			4,613,251	66.2%	65.9%	$30.42

(a)	Weighted Occupied Percentage for the nine months ended September 30, 2026.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.

September 30, 2026| Page 15

Tenants by Industry (Owned Properties by Square Feet)

Insurance 2%
Communications 2%
Medical & Social Services 2%
Other 2%
Wholesalers 2%
Banking 3%
Real Estate 5%
Architecture & Engineering 6%
General Business Services 6%
Technology 7%
Government 8%
Manufacturing 8%
Legal Services 10%
Professional Services 11%
Oil & Gas 26%

September 30, 2026| Page 16

20 Largest Tenants with Annualized Rent and Remaining Term (Owned Properties)

			Remaining	Aggregate			% of Aggregate
	Tenant	Number of	Lease Term	Leased	% of Total	Annualized	Leased
	Name	Leases	in Months	Square Feet	Square Feet	Rent (a)	Annualized Rent

1	CITGO Petroleum Corporation	1	78	248,399	5.4%	$8,100,291	8.1%
2	EOG Resources, Inc.	1	3	169,167	3.7%	6,580,596	6.5%
3	US Government	2	51, 52	168,573	3.6%	6,654,754	6.6%
4	Deluxe Corporation	1	130	98,922	2.1%	3,023,120	3.0%
5	Olin Corporation	1	106	81,480	1.8%	2,560,102	2.6%
6	Permian Resources Operating, LLC	1	61	67,856	1.5%	3,110,738	3.1%
7	Hall and Evans LLC	1	5	65,878	1.4%	2,889,950	2.9%
8	Cyxtera Management, Inc.	1	40	61,826	1.3%	2,497,152	2.5%
9	Precision Drilling (US) Corporation	1	20	59,569	1.3%	2,158,781	2.1%
10	Ping Identity Corp.	1	57	54,964	1.2%	1,902,304	1.9%
11	PwC US Group	1	28	54,334	1.2%	1,807,692	1.8%
12	Coresite, LLC	1	110	49,518	1.1%	1,874,256	1.9%
13	Schwegman, Lundberg & Woessner, P.A.	1	16	46,269	1.0%	1,414,005	1.4%
14	Ark-La-Tex Financial Services, LLC.	1	6	41,011	0.9%	1,566,049	1.6%
15	Invenergy, LLC. (b)	1	111	35,088	0.8%	1,134,527	1.1%
16	Chevron U.S.A., Inc.	1	11	35,088	0.8%	1,546,328	1.5%
17	Moss, Luse & Womble, LLC	1	119	34,071	0.7%	1,199,640	1.2%
18	QB Energy Operating, LLC.	1	77	34,063	0.7%	1,506,266	1.5%
19	WDT Acquisition Corporation	1	115	30,913	0.7%	1,150,273	1.1%
20	CarOffer, LC	1	40	30,913	0.6%	1,172,221	1.2%

			Total	1,467,902	31.8%	$53,849,045	53.6%

Footnotes on next page

September 30, 2026| Page 17

20 Largest Tenants with Annualized Rent and Remaining Term (Owned Properties)

Footnotes:

(a) Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at September 30, 2026 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b) Includes 3,146 square feet commencing on January 1, 2027; and 3,929 square feet commencing on January 1, 2028.

September 30, 2026| Page 18

Leasing Activity (Owned Properties)

			Year	Year
	Nine Months Ended		Ended	Ended
Leasing Activity	30-Sep-26	30-Sep-25	31-Dec-25	31-Dec-24
(in Square Feet - SF)
New leasing	63,000	55,000	93,000	171,000
Renewals and expansions	163,000	219,000	320,000	445,000
	226,000	274,000	413,000	616,000

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$33.57	31.81	$32.42	$30.06
Weighted average lease term	6.8 Years	5.7 Years	5.7 Years	6.3 Years

Increase over average GAAP rents in prior year (a)	11.5%	6.0%	5.7%	8.2%

Average free rent	5 Months	4 Months	4 Months	4 Months
Tenant Improvements	$32.10	24.83	$23.02	$26.06
Leasing Costs	$10.90	9.98	$9.24	$9.72

(a)  The increase or decrease percentage is calculated by comparing average GAAP rents at properties that had leasing activity in the current year to average GAAP rents at the same properties in the prior year.

September 30, 2026| Page 19

Lease Expirations by Square Feet (Owned Properties as of September 30, 2026)

September 30, 2026| Page 20

Lease Expirations with Annualized Rent per Square Foot (SF) (Owned Properties as of September 30, 2026)

			Rentable			Annualized	Percentage
	Number of		Square			Rent	of Total
Year of	Leases		Footage		Annualized	Per Square	Annualized
Lease	Expiring		Subject to		Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring		Expiring	Expiring	Expiring	Cumulative
September 30,	Year (a)		Leases		Leases (b)	Leases	Leases	Total

2026	10	(c)	63,114		$1,764,582	$27.96	1.8%	1.8%
2027	33		547,333		20,722,910	37.86	20.6%	22.4%
2028	24		217,436		7,299,593	33.57	7.3%	29.7%
2029	41		384,322		11,723,372	30.50	11.7%	41.4%
2030	21		274,286		9,081,197	33.11	9.0%	50.4%
2031	24		448,002		16,641,737	37.15	16.6%	67.0%
2032	9		80,741		1,742,628	21.58	1.7%	68.7%
2033	13		401,497		13,410,120	33.40	13.3%	82.0%
2034	9		101,344		2,543,046	25.09	2.5%	84.5%
2035	8		176,208		5,824,467	33.05	5.8%	90.3%
2036 and thereafter	24		360,579	(d)	9,773,562	27.11	9.7%	100.0%
Leased total	216		3,054,862		$100,527,214	$32.91	100.0%
Owned property vacant SF			1,558,389
Total Portfolio Square Footage			4,613,251

(a)	The number of leases approximates the number of tenants. Tenants with lease maturities in different years are included in annual totals for each lease. Tenants may have multiple leases in the same year.
(b)	Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at September 30, 2026 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.
(c)	Includes 4 leases that are month-to-month.
(d)	Includes 53,068 square feet that are non-revenue producing building amenities.

September 30, 2026| Page 21

Capital Expenditures (Owned and Consolidated Properties)

(in thousands)				Nine Months
	For the Three Months Ended			Ended
	31-Mar-26	30-Jun-26	30-Sep-26	30-Sep-26

Tenant improvements	$3,386	$1,838	$4,115	$9,339
Deferred leasing costs	1,386	248	819	2,453
Non-investment capex	489	729	1,145	2,363
Total Capital Expenditures	$5,261	$2,815	$6,079	$14,155

	For the Three Months Ended				Year Ended
	31-Mar-25	30-Jun-25	30-Sep-25	31-Dec-25	31-Dec-25

Tenant improvements	$2,374	$1,415	$4,469	$2,023	$10,281
Deferred leasing costs	545	1,702	929	1,050	4,226
Non-investment capex	1,258	750	753	1,154	3,915
Total Capital Expenditures	$4,177	$3,867	$6,151	$4,227	$18,422

First generation leasing and investment capital expenditures was $0 for the nine months ended September 30, 2026 and the year ended December 31, 2025.

September 30, 2026| Page 22

Disposition Activity (in thousands except for Square Feet)

Recent Dispositions:					Gross Sale	Gain (loss)
	City	State	Square Feet	Date Sold	Proceeds	on Sale
2026
Greenwood Plaza	Englewood	CO	196,236	7/8/26	$19,356	$(7,642)

2025
Monument Circle	Indianapolis	IN	213,760	6/6/25	$6,000	$(12,960)

2024
Collins Crossing	Richardson	TX	300,887	1/26/24	$35,000	$(2,145)
Innsbrook	Glenn Allen	VA	298,183	7/8/2024	31,000	(13,247)
Pershing Park	Atlanta	GA	160,145	10/23/24	34,000	(27,511)

2023
Northwest Point	Elk Grove	IL	177,095	3/10/23	$29,125	$8,391
Forest Park	Charlotte	NC	64,198	8/9/23	9,200	(844)
Liberty Plaza (a)	Addison	TX	n/a	8/23/23	157	53
One Legacy Circle	Plano	TX	214,110	10/26/23	48,000	10,558
Blue Lagoon Drive	Miami	FL	213,182	12/6/23	68,000	(18,872)

2022
380 Interlocken	Broomfield	CO	240,359	8/31/22	$42,000	$5,665
390 Interlocken	Broomfield	CO	241,512	8/31/22	60,500	18,412
909 Davis	Evanston	IL	195,098	12/28/22	27,750	3,359

2021
One Ravinia	Atlanta	GA	386,602	5/27/21	$74,879	$29,075
Two Ravinia	Atlanta	GA	411,047	5/27/21	71,771	29
One Overton Park	Atlanta	GA	387,267	5/27/21	72,850	(6,336)
Loudoun Tech Center	Dulles	VA	136,658	6/29/21	17,250	(2,148)
River Crossing	Indianapolis	IN	205,729	8/31/21	35,050	(1,734)
Timberlake	Chesterfield	MO	234,496	9/23/21	44,667	6,184
Timberlake East	Chesterfield	MO	117,036	9/23/21	22,333	4,111
999 Peachtree	Atlanta	GA	621,946	10/22/21	223,900	86,766
Meadow Point	Chantilly	VA	138,537	11/16/21	25,500	1,878
Stonecroft	Chantilly	VA	111,469	11/16/21	14,500	(4,768)
(a)	Conveyance of approximately 7,826 square feet of land as part of a road revitalization project.

September 30, 2026| Page 23

Net Asset Value Components

(in thousands except per share data)
	As of
	30-Sep-26	Assets:		Other information:
Total Market Capitalization Values		Straight-line rent receivable	$36,330	Leased SF to be FFO producing
Shares outstanding	104,012	Assets held for sale	—	during 2026-2028 (in 000's)	40
Closing price	$0.38	Cash, cash equivalents and restricted cash	34,851
Market capitalization	$39,524	Tenant rent receivables	1,493	Straight-line rental revenue current quarter	$(1,085)
Debt	266,852	Prepaid expenses	3,279
Total Market Capitalization	$306,376	Office computers and furniture	119
		Other assets:
		Deferred financing costs and OID, net	19,554
	3 Months	Other assets - Right-to-Use Asset	817
	Ended		$96,443
NOI Components	30-Sep-26

Same Store NOI (1)	$11,891
Acquisitions (1) (2)	—	Liabilities:
Property NOI (1)	11,891	Debt (excluding contra for unamortized financing costs and OID)	$266,852	Footnotes to the components
Full quarter adjustment (3)	—	Accounts payable & accrued expenses	28,344	(1) See pages 11 & 30 for definitions and reconciliations.
Stabilized portfolio	$11,891	Tenant security deposits	6,056
		Other liabilities: lease liability & acquired unfavorable lease liability	871	(2) Includes NOI from acquisitions not in Same Store.
			$302,123
Financial Statement Reconciliation:				(3) Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary.
Rental Revenue	$24,934
Rental operating expenses	(10,600)			(4) HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI.
Real estate taxes and insurance	(2,133)
NOI from dispositions & acquisition properties	(57)			(5) Management & other fees are eliminated in consolidation but included in Property NOI.
Taxes (4)	(57)
Management & other fees (5)	(196)
Property NOI (1)	$11,891

September 30, 2026| Page 24

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders.  The Company defines FFO as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on mortgage loans, properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition as of May 17, 2016 in the table on page 9 and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

September 30, 2026| Page 25

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
and Adjusted EBITDA

EBITDA is defined as net income or loss plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding hedge ineffectiveness, gains or losses on extinguishment of debt, gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale or equity investments.  EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income or loss is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Property Net Operating Income (Property NOI)

The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income or loss (the most directly comparable GAAP financial measure) plus general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, hedge ineffectiveness, gains or losses on extinguishment of debt, gains or losses on the sale of assets and excludes non-property specific income and expenses.  The information presented includes footnotes and the data is shown by region with properties owned in the periods presented, which we call Same Store. The comparative Same Store results include properties held for all periods presented.  We also exclude properties that have been acquired, consolidated or placed in service, but that do not have operating activity for all periods presented, dispositions and significant nonrecurring income such as bankruptcy settlements and lease termination fees.  NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income or loss as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

September 30, 2026| Page 26

Appendix: Non-GAAP Financial Measure Definitions

Definition of Adjusted Funds From Operations (AFFO)

The Company also evaluates performance based on Adjusted Funds From Operations, which we refer to as AFFO.  The Company defines AFFO as (1) FFO, (2) excluding loss on extinguishment of debt that is non-cash, (3) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs, (4) excluding the effect of straight-line rent, (5) plus the amortization of deferred financing costs and original issue discounts, (6) plus the value of shares issued as compensation and (7) less recurring capital expenditures that are generally for maintenance of properties, which we call non-investment capex or are second generation capital expenditures.  Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

September 30, 2026| Page 27

Investor Relations Contact

Georgia Touma ~ 877.686.9496

InvestorRelations@fspreit.com

Franklin Street Properties Corp.

Supplemental Operating & Financial Data

401 Edgewater Place ~Wakefield, MA 01880

781.557.1300 ~ www.fspreit.com

September 30, 2026| Page 28